UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 23, 2005


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                      333-49389                94-2160013
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)


          804 LAS CIMAS PARKWAY
              AUSTIN, TEXAS                                  78746
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (512) 328-2300

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           See disclosure under Item 2.03 of this report, which is incorporated by reference in this Item 1.01.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

THIRD SUPPLEMENT TO INDENTURE FOR FLOATING RATE NOTES DUE 2010

           On September 23, 2005, Activant Solutions Inc. (the "Company") and its wholly-owned subsidiary, SDI Merger Corporation (the "New Subsidiary Guarantor"), entered into a Third Supplemental Indenture (the "2005 Indenture Supplement") with Wells Fargo Bank, National Association, as trustee (the "Trustee"). Under the 2005 Indenture Supplement, the New Subsidiary Guarantor agreed to assume the covenants, agreements and undertakings of a guarantor under the Indenture, dated March 30, 2005, among the Company, the subsidiary guarantors parties thereto and the Trustee, which provides for the issuance of $120,000,000 aggregate principal amount of floating rate senior notes due 2010. A copy of the 2005 Indenture Supplement is attached to this Current Report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference.

THIRD SUPPLEMENT TO INDENTURE FOR 10 1/2% NOTES DUE 2011

           On September 23, 2005, the Company and the New Subsidiary Guarantor entered into a Third Supplemental Indenture with the Trustee (the "2003 Indenture Supplement"). Under the 2003 Indenture Supplement, the New Subsidiary Guarantor agreed to assume the covenants, agreements and undertakings of a guarantor under the Indenture, dated as of June 27, 2003, among the Company, the subsidiary guarantors parties thereto and the Trustee, which provides for the issuance of $157,000,000 aggregate principal amount of 10 1/2% Senior Notes due 2011. A copy of the 2003 Indenture Supplement is attached to this Current Report on Form 8-K as Exhibit 4.2, and is incorporated herein by reference.

ASSUMPTION AGREEMENT TO THIRD AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

           On September 23, 2005, the New Subsidiary Guarantor entered into an Assumption Agreement (the "Assumption Agreement") to the Third Amended and Restated Guarantee and Collateral Agreement (the "Collateral Agreement"), in favor of JPMorgan Chase Bank, N.A., as administrative agent, for the benefit of the lenders party to that certain Fourth Amended and Restated Credit Agreement, dated as of September 13, 2005. Under the Assumption Agreement, the New Subsidiary Guarantor assumed all obligations and liabilities of a grantor and guarantor under the Collateral Agreement (including the granting of a security interest in all or substantially all of its assets). A copy of the Assumption Agreement is attached to this Current Report on Form 8-K as Exhibit 4.3, and is incorporated herein by reference.

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GUARANTEE SUPPLEMENT TO SENIOR BRIDGE LOAN AGREEMENT

           On September 23, 2005, the New Subsidiary Guarantor entered into a Guarantee Supplement (the "Guarantee Supplement") to the Guarantee Agreement (the "Guarantee Agreement"), in favor of Deutsche Bank AG Cayman Islands Branch, as administrative agent, for the benefit of the lenders party to that certain Senior Bridge Loan Agreement, dated as of September 13, 2005. Under the Guarantee Supplement, the New Subsidiary Guarantor assumed all obligations and liabilities of a guarantor under the Guarantee Agreement. A copy of the Guarantee Supplement is attached to this Current Report on Form 8-K as Exhibit 4.4, and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)        Exhibits

           4.1 Third Supplemental Indenture, dated as of September 23, 2005, among Activant Solutions Inc., as issuer, SDI Merger Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

           4.2 Third Supplemental Indenture, dated as of September 23, 2005, among Activant Solutions Inc., as issuer, SDI Merger Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

           4.3 Assumption Agreement, dated as of September 23, 2005, made by SDI Merger Corporation, as grantor, in favor of JPMorgan Chase Bank, N.A., as administrative agent.

           4.4 Guarantee Agreement, dated as of September 23, 2005, made by SDI Merger Corporation, as guarantor, in favor of Deutsche Bank AG Cayman Islands Branch, as administrative agent.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ACTIVANT SOLUTIONS INC.

Date: September 29, 2005                   By: /s/ Richard W. Rew, II
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                                           Name: Richard W. Rew, II
                                           Title: General Counsel & Secretary


























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